Exhibit 99.1

FINAL FOR RELEASE

Contact

Jupiter Wellness, Inc.

561-244-7100

investors@jupiterwellness.com

Release Date

10/6/2022

Jupiter Wellness Initiates Clinical Trial for Potential New Treatment for Tinnitus

Tinnitus Has No Effective Treatment and Is Experienced by Up To 15% Of Patients Recovering From COVID-19 Infection

JUPITER, FL / October 6, 2022 – Jupiter Wellness, Inc. (Nasdaq: JUPW), a wellness company focused on hair loss, eczema, burns, and sexual wellness announced today the initiation of a triple-blinded clinical study evaluating a possible treatment for tinnitus. To date, no effective treatment exists for tinnitus.

Severe acute respiratory syndrome coronavirus 2 (SARS-CoV-2) is the causative viral pathogen leading to the COVID-19 pandemic. In 2022, after three successive waves of the pandemic, much of the human population has been exposed to the SARS-CoV-2 virus. During the two years since the pandemic ensued, multiple reports emerged of patients experiencing COVID-19 emergent symptoms lasting longer than 4 weeks since onset. Up to 15% of patients recovering from COVID-19 experience post-acute COVID-19 induced tinnitus.

During the COVID-19 pandemic, Jupiter Wellness scientists discovered a novel pathway for the treatment of COVID-19 induced tinnitus and possibly subjective tinnitus. The discovery led to a patent recently filed by Jupiter Wellness for the use of dopamine receptor modulation for the treatment of tinnitus.

The Company has just launched a study to investigate if dopamine receptor modulation can be used effectively to treat COVID-19 induced tinnitus (https://clinicaltrials.gov/ct2/show/NCT05507372).

Dr. Glynn Wilson, Chief Scientific Officer said, “We are very excited about this development and the potential to bring relief to millions of people suffering from this condition.”

About Jupiter Wellness

Jupiter Wellness is a diversified company supporting health and wellness through the research and development of over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, eczema, burns, and sexual wellness. Revenue is generated through the sales of OTC and consumer products, contract research agreements, and licensing royalties.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

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Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

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